Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Tesla Finance LLC	7 July 2023

TALT Holdings, LLC

3500 Deer Creek Road

Palo Alto, California 94304

Re:	Tesla Auto Lease Trust 2023-A (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Tesla Finance LLC (the “Sponsor”), TALT Holdings, LLC (the “Depositor”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Deutsche Bank Securities Inc. (“ Deutsche Bank Securities”), Goldman Sachs & Co. LLC (“Goldman Sachs”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and SG Americas Securities, LLC (“Societe Generale,” together with the Sponsor, Depositor, Wells Fargo Securities, Deutsche Bank Securities, Goldman Sachs and Morgan Stanley, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information relating to a pool of closed-end vehicle leases (the “Leases”) and the related leased vehicles relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.

An electronic data file labeled “<REDACTED>” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Leases and the related leased vehicles as of 31 May 2023 (the “Statistical Calculation Date”),

b.	Imaged copies of:

i.

The motor vehicle lease agreement, lease agreement, lease, vehicle lease extension and/or vehicle lease assignment and assumption agreement, lease agreement consumer paper or other related documents (collectively and as applicable, the “Contract”) and

ii.	Certain printed screen shots from the Sponsor’s lease servicing system (the “System Screen Shots,” together with the Contract, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Lease (as defined in Attachment A),

c.

Information, assumptions and methodologies (collectively, the “Account Number Methodology”) that the Sponsor, on behalf of the Depositor, indicated relate to the comparison of the lease account number Sample Characteristic (as defined herein),

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data File, Source Documents, Account Number Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents, Account Number Methodology or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Leases, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

7 July 2023

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Leases from the Data File (the “Sample Leases”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Data File.

For the purpose of the procedures described in this report, the 125 Sample Leases are referred to as Sample Lease Numbers 1 through 125.

2.	For each Sample Lease, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

b.

Observed that the corresponding Contract contained a signature in the lessee signature section of such Contract. We performed no procedures to determine the validity of the signature contained in the lessee signature section of the Contract.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Source Documents

Sample Characteristic	Data File Field Name	Source Document(s)	Note(s)
Lease account number	ACCOUNT_NUMBER	Contract and System Screen Shots	i.

Vehicle model year	VEHICLE_MODEL_YEAR	Contract

Vehicle make	VEHICLE_MAKE_AND_MODEL	Contract	ii.

Vehicle model	VEHICLE_MAKE_AND_MODEL	Contract	iii.

Vehicle age classification (new/used)	NEWUSED	Contract

Contractual total monthly payment amount	CONTRACTUAL_TOTAL_ MONTHLY_PAYMENT_AMOUNT	Contract	iv.

Original term to maturity	ORIGINAL_TERM	Contract

Adjusted capitalized cost	GROSS_CAPITALIZED_COST	Contract and recalculation	v.

Residual value	CONTRACTUAL_RESIDUAL_AMOUNT	Contract	vi.

Manufacturer’s suggested retail price	VEHICLE_MSRP	System Screen Shots

Lease rate (money factor)	BUY_RATE_APR	Contract and recalculation	vii.

VIN	VIN	Contract

Maturity date	CURRENT_MATURITY_DATE	Contract

Remaining term to maturity	REMAINING_TERM	Contract and recalculation	viii.

FICO score	FICO_SCORE	System Screen Shots	ix.

Customer state	CUSTOMER_STATE	Contract

Original first payment date	FIRST_PAYMENT_DUE_DATE	Contract	x.

Notes:

i.	For identification purposes only. For the purpose of this identification procedure, the Sponsor, on behalf of the Depositor, instructed us to use the Account Number Methodology.

ii.

For the purpose of comparing the vehicle make Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a vehicle make value containing “Tesla,” as shown on the Data File, if the corresponding vehicle make value was “Tesla,” as shown in the Contract.

Exhibit 1 to Attachment A Page 2 of 3

Notes: (continued)

iii.

For the purpose of comparing the vehicle model Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore the word “Tesla,” as shown on the Data File.

iv.

For the purpose of comparing the contractual total monthly payment amount Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

v.	For the purpose of comparing the adjusted capitalized cost Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to:

a.	Recalculate the adjusted capitalized cost by subtracting the:

(1)	Down Payment from

(2)	Gross Capitalized Cost,

both as shown on the Data File, and

b.	Compare the result obtained in a. to the adjusted capitalized cost, as shown in the Contract.

vi.	For the purpose of comparing the residual value Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

vii.

For the purpose of comparing the lease rate (money factor) Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to recalculate the lease rate (money factor) by:

a.	Dividing the rent charge by the original term to maturity, both as shown in the Contract (the “Recalculated Monthly Rent Charge”),

b.	Dividing the Recalculated Monthly Rent Charge by the sum of the adjusted capitalized cost and residual value, both as shown in the Contract, and

c.	Multiplying the result obtained in b. by 2,400,

subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s) of this note.

For the purpose of comparing the lease rate (money factor) Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to round the lease rate (money factor), as shown on the Data File, to the third decimal place (XX.XXX).

For the purpose of comparing the lease rate (money factor) Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore absolute differences of 0.01% or less.

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

viii.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity by:

a.	Calculating the fraction representing the number of whole days between the:

(1)	Maturity date, as shown in the Contract, and

(2)	Statistical Calculation Date

using the YEARFRAC function in Microsoft Excel and

b.	Multiplying the result obtained in a. above by 12.

ix.	The Sponsor, on behalf of the Depositor, instructed us not to compare the FICO score Sample Characteristic for any Sample Lease with a FICO score value of “0,” as shown on the Data File.

x.

For the purpose of comparing the original first payment date Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the original first payment date value, as shown on the Data File, is the 1st of the month following an original first payment date value that falls on the 29th, 30th or 31st day of the month, as shown in the Contract.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.